Exhibit 99.1

HNR Acquisition Corp Names

Dante Caravaggio Chief Executive Officer, President

and Member of the Board of Directors

HOUSTON, TX / December 20, 2023 / HNR Acquisition Corp (NYSE American: HNRA) (the “Company” or “HNRA”) is an independent oil and natural gas company focused on the acquisition, development, exploration and production of oil and gas properties in the Permian Basin. The Company’s assets include its interest in the Grayburg-Jackson oil field in the prolific Permian Basin in Eddy County, New Mexico.

Today, HNRA announced that Dante Caravaggio has been named Chief Executive Officer and will join the Company’s Board of Directors. In connection with the appointment of Mr. Caravaggio as Chief Executive Officer and member of the Company’s Board of Directors, Diego (Dean) Rojas resigned as the Company’s Chief Executive Officer, President and member of the Board of Directors.

Mr. Caravaggio is a proven, results-driven executive with experience at large cap public companies focused on energy market growth strategies. He brings a petroleum industry background with an emphasis on secondary recovery methods to HNRA, including waterflood reservoir engineering and project management. His collaborative management style embraces stakeholders at all levels and addresses community and regulatory needs.

“We appreciate the tremendous efforts by Dean Rojas to achieve DeSPAC when most other SPACs were liquidating,” said Joseph V. Salvucci, Sr., Chairman of the Board. “Dante Caravaggio brings executive public and private company experience delivering high growth in the energy space.” Since October 2021, Mr. Caravaggio has led HNRA’s target search to find the right foundational acquisition that would deliver solid predictable returns.

Prior to joining HNRA, Mr. Caravaggio served as an executive on the leadership teams at KBR (US), Parsons Corporation, and Jacobs Engineering. He began his career as a project manager leading billion-dollar upstream and downstream hydrocarbon projects for Shell, Aramco, BP, Chevron, Kuwait Oil Company and Yukong in the USA, Saudi Arabia, Kuwait, South Korea, and the Philippines. Mr. Caravaggio received his MBA at Pepperdine University in Malibu, CA and his BS and MS in Petroleum Engineering at the University of Southern California.

“I look forward to working with the HNRA team and stakeholders to deliver on all our promises,” said Mr. Caravaggio.

About HNR Acquisition Corp

HNRA is a publicly traded energy company traded on the NYSE American exchange. The company successfully completed its initial business combination on November 15, 2023. HNRA’s operating subsidiary, LH Operating, LLC, operates 550 oil and gas wells on 13,700 contiguous acres within the Permian Basin in New Mexico. HNRA’s stock trades on the NYSE American Stock Exchange.

For more information on HNRA, the acquisition and the transaction, please visit the Company website: https://www.hnra-nyse.com/

Forward-Looking Statements

This press release includes “forward-looking statements” that involve risks and uncertainties that could cause actual results to differ materially from what is expected. Words such as “expects,” “believes,” “anticipates,” “intends,” “estimates,” “seeks,” “may,” “might,” “plan,” “possible,” “should” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect the Company’s management’s current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. Important factors - including the availability of funds, the results of financing efforts and the risks relating to our business - that could cause actual results to differ materially from the Company’s expectations are disclosed in the Company’s documents filed from time to time on EDGAR (see www.edgar-online.com) and with the Securities and Exchange Commission (see www.sec.gov). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Investor Relations

Michael J. Porter, President

PORTER, LEVAY & ROSE, INC.

mike@plrinvest.com